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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)     July 26, 2000
                                                 ---------------------

                           ContiFinancial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-14074                 13-3852588
----------------------------           -----------             -------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)              ID Number)



277 Park Avenue, New York, New York                                    10172
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(Address of principal executive offices)                             (Zip Code)


Registrant's Telephone Number,
including area code:                                             (212) 207-2800
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                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         As previously reported, ContiFinancial Corporation, a Delaware corporation (the "Company"), together with its direct and indirect subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case No. 00-B-12184(AJG) Jointly Administered, on May 17, 2000. The Company retains control of its assets and is authorized to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court.

         Due to the Chapter 11 proceeding, the Company will not file its Reports on Form 10-Q and Form 10-K. As a result of the Chapter 11 proceeding, the Company is required to and intends to file with the Bankruptcy Court the Company's Monthly Operating Statements, a Plan of Reorganization for the Company and its Affiliates (the "Plan of Reorganization") and a Disclosure Statement relating to the Plan of Reorganization (the "Disclosure Statement"). The Company intends to file with the Securities and Exchange Commission (the "SEC"), under the cover of a Form 8-K, the Monthly Operating Statements filed with the Bankruptcy Court. In addition, following the approval of the Disclosure Statement by the Bankruptcy Court, the Company intends to file that document with its exhibits (including the Plan of Reorganization) with the SEC under the cover of a Form 8-K.

         On July 26, 2000, the Company filed with the Bankruptcy Court its first Monthly Operating Statement for the Period May 1 to June 30, 2000 in connection with the Company's ongoing proceeding under Chapter 11 of the U.S. Bankruptcy Code. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Statement required to be filed with the Bankruptcy Court.

         The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Statements. The Monthly Operating Statements contain unaudited information, and each is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statements are complete. The Monthly Operating Statements also contain information for periods which may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods which would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act.

         Moreover, the Monthly Operating Statements and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Monthly Operating Statements, and the Company undertakes no obligations to update or revise such Monthly Operating Statements.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Monthly Operating Statement for the Period May 1 to June 30, 2000


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CONTIFINANCIAL CORPORATION

                                            By:  /s/ Alan Fishman
                                                 ---------------------------
                                                 Name:  Alan Fishman
                                                 Title: Authorized Signatory

                                            By:  /s/ Frank Baier
                                                 ---------------------------
                                                 Name:  Frank Baier
                                                 Title: Authorized Signatory










Dated:  August 22, 2000


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                                  EXHIBIT INDEX


Exhibit No.    Document Description
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99.1           Monthly Operating Statement for the Period May 1 to June 30, 2000